OTHER CURRENT LIABILITIES (Tables)	6 Months Ended
Jun. 30, 2025
Other Liabilities, Current [Abstract]
Components of other current liabilities
Other current liabilities is comprised of the following:

(in thousands of $)	June 30, 2025	December 31, 2024
Deferred operating lease and advance charter hire revenue	20,708	28,742
Unfavorable contract liabilities (Note 8)	15,767	15,767
Current portion of operating lease liability	886	866
Mark-to-market liability on interest rate swaps	3,285	—
Other payables (1)	2,294	2,313
Other current liabilities	42,940	47,688

(1) Other payables include the Company's obligation amounting to $2.4 million (2024: $2.3 million) relating to EUAs due under the EU ETS, of which $1.9 million (2024: $0.6 million) is funded through EUAs received from charterers and included in “Current intangible assets, net” and $0.5 million (2024: $1.7 million) of the obligation will be funded through EUAs due from charterers, included in “Other current assets”.